SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 26, 2004


                            GOLDEN ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE
(State or other jurisdiction of           0-4339                63-0250005
         incorporation)          (Commission File Number)  (IRS Employer ID No.)

      One Golden Flake Drive, Birmingham, Alabama               35205
        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (205) 458-7316

                                       N/A
          (Former name or former address, if changed since last report)



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TABLE OF CONTENTS
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.


            Exhibit No.             Description

            -----------   -------------------------------
            99.1          Press Release dated March 26, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 26, 2004, Golden Enterprises issued a press release (the "Earnings Press Release") announcing its earnings for the Third quarter ended February 29, 2004. A copy of the Earnings Press Release is attached as Exhibit 99.1. The Earnings Press Release is incorporated herein by reference.




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                                    SIGNATURE
       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated March 26, 2004

                                              GOLDEN ENTERPRISES, INC.

                                              By:/s/Patty Townsend
                                                 -----------------
                                                 Patty Townsend
                                                 Vice President, CFO & Secretary